Related Party Transactions	2 Months Ended	9 Months Ended
	Dec. 31, 2014	Sep. 30, 2015
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 6–RELATED PARTY TRANSACTIONS

The officers and sole director of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, they may face a conflict in selecting between the Company and his other business interests. The Company has not formulated a policy for the resolution of such conflicts.

The Company’s majority shareholder has orally agreed to provide additional working capital to the Company. These advances of $1,250 are expected to be unsecured and not carry an interest rate or repayment terms; however, the shareholder has orally agreed not to seek repayment if he advances any funds until the Company is financially able to repay him. On December 8, 2014, the Company entered into a one-year lease for a virtual office from an unrelated third party for $149 per month. The Company’s Vice President advanced $397 to pay for the initial lease costs and expects the Company to repay him. The lease terminates on December 31, 2015.

NOTE 6 – RELATED PARTY TRANSACTIONS

The officers and sole director of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, they may face a conflict in selecting between the Company and his other business interests. The Company has not formulated a policy for the resolution of such conflicts.

As of September 30, 2015, four of the Company’s shareholders have advanced $900 to the Company. These advances are unsecured and not carry an interest rate or repayment terms.